--------------------------------------------------------------------------------
                                                         HIGH YIELD FIXED INCOME
--------------------------------------------------------------------------------

Alliance High Yield Fund

Annual Report
August 31, 2002
                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
October 15, 2002

Dear Shareholder:

This report provides the performance, investment strategy and outlook for Alliance High Yield Fund (the "Fund") for the annual reporting period ended August 31, 2002.

Investment Objective and Policies

This open-end fund seeks to provide investors with a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Fund invests primarily in a diversified mix of high yield (below investment-grade) fixed income securities, commonly known as "junk bonds".

Investment Performance

The following table provides performance for the Fund as well as its benchmark, as represented by the Credit Suisse First Boston High Yield Index, for the six- and 12-month periods ended August 31, 2002.

INVESTMENT RESULTS*
Periods Ended August 31, 2002

                                                      --------------------------
                                                             Total Returns
                                                      --------------------------
                                                      6 Months         12 Months
--------------------------------------------------------------------------------

Alliance High
Yield Fund
  Class A                                              -7.23%           -9.14%
--------------------------------------------------------------------------------
  Class B                                              -7.58%           -9.94%
--------------------------------------------------------------------------------
  Class C                                              -7.58%           -9.94%
--------------------------------------------------------------------------------
Credit Suisse
First Boston High
Yield Index                                            -1.66%           -2.43%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) for each class of shares as of August 31, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Total returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Credit Suisse First Boston High Yield Index is a measure of lower-rated, fixed-income, non-convertible, U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse, designed to enable the index to reflect the high yield market. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including Alliance High Yield Fund.

      Additional investment results appear on pages 6-10.

The Fund underperformed the Credit Suisse First Boston High Yield (CSFBHY) Index and the Lipper High Yield Index for both the six- and 12-month periods ended August 31, 2002. The major contributor to underperfor-


--------------------------------------------------------------------------------
                                                    ALLIANCE HIGH YIELD FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

mance was the Fund's sector weightings, specifically overweights in the cable and the wireless telecommunications sectors. In addition, the Fund's style of investing, which has historically emphasized higher-yielding single B-rated securities, also negatively impacted performance. Single-B-rated securities tend to underperform double B-rated securities during periods of high volatility and market uncertainty.

In the cable sector, Adelphia Communications, the sixth largest cable provider in the U.S., disclosed at the end of March substantial accounting improprieties and inappropriate financial transactions between the company and its majority owner, the Rigas family. As a result, the company defaulted on its debt obligations and filed for bankruptcy protection in June 2002. This event caused a significant revaluation of cable assets in both the equity and fixed income markets.

The wireless sector, which suffered post September 11 due to reduced subscriber additions and greater scrutiny of leveraged balance sheets, experienced heavy selling pressure. An unexpected wholesale downgrading by Moody's of the entire wireless telecommunications sector exacerbated the situation.

While security selection had a less significant role in the Fund's under performance, holdings in Adelphia Communications and WorldCom, Inc. negatively impacted returns. We have sold the vast majority of the Fund's holdings in Adelphia based upon our expectations for a recovery below the current market price and a lengthy bankruptcy proceeding. WorldCom's June 2002 announcement of material accounting irregularities dealt a significant blow to the financial markets, with WorldCom bond prices declining approximately 60 points depending on the issue. We have sold the Fund's entire WorldCom position.

The Fund benefited from having no exposure to the airline sector and an underweighted position in the technology sector, both poor performers. In addition, we reduced the Fund's overweighted position in the utility sector in the first quarter of 2002, avoiding most of the deterioration in that sector over the past six months.

Market Review

The global economic recovery appears to have stalled, led by a loss of economic momentum in the United States. Although U.S. economic growth surpassed expectations for the first quarter of 2002-gross domestic product (GDP) was 5.0%-continuing weakness in the labor market, anemic business spending and a sharp decline in equity valuations have dampened prospects for a stronger economic recovery. Second quarter growth subsequently slowed to a 1.1% annualized pace. As a result, the U.S. Federal Reserve maintained an accommodative monetary policy with interest rates at a low of 1.75%. Consumer spending, which accounts for two-thirds of GDP, continued to be the primary catalyst for growth, spurred by low interest rates.


--------------------------------------------------------------------------------
2 o ALLIANCE HIGH YIELD FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

The high yield market, as represented by the CSFBHY Index, returned -2.43% for the 12-month period ended August 31, 2002. The positive returns in the first three months of 2002 were erased primarily by the poor performance of four sectors: telecommunications, cable, technology and utilities. Volatility has increased as a result of the heightened regulatory and accounting scrutiny. Pressure from the ratings agencies and an unprecedented number of "fallen angels" (investment grade rated companies that have been downgraded to below investment grade), such as WorldCom, Qwest Capital Funding, Tyco International, Ltd., and Dynegy, have also contributed to the volatility.

During the annual reporting period, several unprecedented shocks have been absorbed, including the terrorist attacks of September 11, corporate governance scandals and more recently the prospect of action against Iraq, all of which have encouraged more conservative behavior by businesses and investors.

Investment Strategy

Risk aversion returned to the U.S. credit markets in the second half of the reporting period, particularly in the telecommunications and media sectors. As a result, we reduced the Fund's exposure to certain higher risk/volatility issuers in the cable and wireless telecommunications sectors. However, we maintained a sector overweighting based on our belief that these sectors were oversold and certain better quality issuers were punished along with the entire sector. In our view, events had led to an asymmetric profile of expected returns in which volatility in the credit markets would remain high, creating opportunities in quality companies in oversold sectors.

Given our cautiously constructive view of the economy, we added more positions in the cyclical sectors such as paper and packaging and chemicals, but reduced the Fund's allocation in specific names to enhance sector diversification. We continued to underweight credit-challenged sectors such as airlines, technology, utilities, wireline telecommunications and retail. The Fund's underweighted positions in energy and food/beverage were maintained due to valuation levels.

Activity in the cable and telecommunications arena included reducing the extent of the Fund's overweights in Charter Communications Holdings and Nextel Communications positions and eliminating exposure to American Cellular Corp. We added to the Fund's position in industrials by purchasing The Manitowoc Company, Inc., a leading manufacturer of cranes and construction equipment. Furthermore, the new issue market provided the opportunity to selectively add high quality issues to the Fund at attractive spreads. Finally, current expectations for a slower but positive economic environment have caused us to maintain the Fund's overweight position in better quality single B-rated issuers.


--------------------------------------------------------------------------------
                                                    ALLIANCE HIGH YIELD FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Outlook

Economic data indicates the U.S. economy is in a recovery stage, albeit an uneven and narrow one. Fiscal and monetary stimulus is working its way through the economy, most visibly in strong demand for autos and housing. However, risk aversion, which has been brought on by financial market losses and the apparent likelihood of military action against Iraq, is suppressing forms of economic activity involving long-term commitment, such as the construction of office buildings and plants and the hiring of new personnel.

We expect risk aversion to begin to unwind in the first half of 2003 when further progress is made in the U.S. economy and profit recovery and uncertainty about war in Iraq has likely lifted, even if our forces continue to be engaged there. This would set the stage for improved stock and corporate bond market performance, higher Treasury yields and the broadening of economic recovery. As conditions stabilize, the U.S. Federal Reserve will likely begin to tighten, and the yield curve should flatten.

By most measures, high yield spreads are at or near their highest levels since 1991. The high yield mutual fund liquidity ratio indicates that investors are sitting on cash, waiting for the "right time" to commit. Just as in the more beaten up sectors of the investment-grade market, high yield spreads could narrow very quickly once the market turns. While high down grade/up grade ratios and soaring default rates have rattled investors in recent months, we believe those statistics have peaked. With the economy likely to continue to recover, we expect the investment environment for the Fund's high yield securities to eventually become more favorable.

Based on current valuations, the expectation of declining default rates and our forecast for an improving economic environment, we are optimistic about the high yield market. While volatility is likely to remain high, we believe the long-term outlook is positive. We remain focused on the fundamentals of individual issuers because one of the primary risks in this lower growth environment is that it places an additional strain on highly leveraged companies. Since economic growth varies greatly from one industry to another, fundamental credit research is critical in identifying the winners and the losers. With interest rates near all time lows and the economy slowly improving, we believe high yield is likely to outperform over the next 12 to 18 months.


--------------------------------------------------------------------------------
4 o ALLIANCE HIGH YIELD FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Thank you for your continued interest and investment in the Alliance High Yield Fund. We look forward to reporting its progress to you in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Michael A. Snyder

Michael A. Snyder
Vice President

[PHOTO]    John D. Carifa

[PHOTO]    Michael A. Snyder

Michael A. Snyder, Portfolio Manager, has over 15 years of investment experience.


--------------------------------------------------------------------------------
                                                    ALLIANCE HIGH YIELD FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE HIGH YIELD FUND
GROWTH OF A $10,000 INVESTMENT
4/30/97* TO 8/31/02

Credit Suisse First Boston High Yield Index:  $11,296
Alliance High Yield Fund Class A:             $ 9,066

[The following table was depicted as a mountain chart in the printed material.]

                                Alliance                       CS First Boston
                             High Yield Fund                   High Yield Index
-------------------------------------------------------------------------------
     4/30/97                     $ 9,577                           $10,000
     8/31/97                     $10,815                           $10,616
     8/31/98                     $11,508                           $10,771
     8/31/99                     $11,442                           $11,282
     8/31/00                     $11,009                           $11,515
     8/31/01                     $ 9,976                           $11,577
     8/31/02                     $ 9,066                           $11,296


This chart illustrates the total value of an assumed $10,000 investment in Alliance High Yield Fund Class A shares at net asset value (NAV) (from 4/30/97* to 8/31/02) as compared to the performance of an appropriate broad-based index. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Credit Suisse First Boston High Yield Index is a measure of lower-rated, fixed-income, non-convertible, U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse, designed to enable the index to reflect the high yield market.

When comparing Alliance High Yield Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance High Yield Fund.

*     Closest month-end after Fund's Class A share inception date of 4/22/97.


--------------------------------------------------------------------------------
6 o ALLIANCE HIGH YIELD FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE HIGH YIELD FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 8/31

                              [BAR CHART OMITTED]

              Alliance High Yield Fund --Yearly Periods Ended 8/31
--------------------------------------------------------------------------------
                             Alliance High       Credit Suisse First Boston
                               Yield Fund             High Yield Index
--------------------------------------------------------------------------------
      8/31/97*                    15.33%                    6.16%
      8/31/98                      6.42%                    1.46%
      8/31/99                     -0.58%                    4.74%
      8/31/00                     -3.79%                    2.07%
      8/31/01                     -9.39%                    0.54%
      8/31/02                     -9.14%                   -2.43%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Credit Suisse First Boston High Yield Index is a measure of the lower-rated, fixed-income, non-convertible, U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market.

The index reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance High Yield Fund.

* The Fund's return for the period ended 8/31/97 is from the Fund's inception date of 4/22/97 through 8/31/97. The benchmark's return for the period ended 8/31/97 is from 4/30/97 through 8/31/97.


--------------------------------------------------------------------------------
                                                    ALLIANCE HIGH YIELD FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
August 31, 2002

INCEPTION DATES            PORTFOLIO STATISTICS

Class A Shares             Net Assets ($mil): $473.3
4/22/97
Class B Shares
4/22/97
Class C Shares
4/22/97

INDUSTRY/SECTOR BREAKDOWN

  9.3% Cable
  9.3% Mobile Communications
  9.0% Service
  6.9% Chemicals
  6.6% Paper/Packaging                      [PIE CHART OMITTED]
  5.9% Financial
  5.2% Hotels/Lodging
  4.4% Media
  4.2% Healthcare
  3.9% Building/Real Estate
  3.8% Gaming
  3.7% Consumer Manufacturing
  2.6% Metals/Minerals
  2.4% Automotive
  2.4% Sovereign
  2.3% Supermarkets & Drugs
  2.1% General Industrial

 10.7% Other

  5.3% Short-Term

All data as of August 31, 2002. The Fund's industry/sector breakdown is expressed as a percentage of total investments and may vary over time. "Other" represents less than 2% weightings in Leisure, Technology, Energy, Aerospace/Defense, Fixed Communications, Utility, Food & Beverage and Retail.


--------------------------------------------------------------------------------
8 o ALLIANCE HIGH YIELD FUND

PORTFOLIO SUMMARY

PORTFOLIO SUMMARY
August 31, 2002

COUNTRY BREAKDOWN

 91.2% United States
  2.3% Mexico
  1.5% Great Britain                 [PIE CHART OMITTED]
  1.3% Russia
  1.2% Luxembourg
  1.1% South Korea
  0.8% Canada
  0.6% Liberia
  0.0% Netherlands

All data as of August 31, 2002. The Fund's country breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                                    ALLIANCE HIGH YIELD FUND o 9

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2002

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge       With Sales Charge
                1 Year                  -9.14%                    -13.03%
               5 Years                  -3.46%                     -4.31%
       Since Inception*                 -0.63%                     -1.42%
             SEC Yield**                 9.59%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge       With Sales Charge
                1 Year                  -9.94%                    -13.22%
               5 Years                  -4.14%                     -4.14%
       Since Inception*                 -1.32%                     -1.32%
             SEC Yield**                 9.31%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge       With Sales Charge
                1 Year                  -9.94%                    -10.76%
               5 Years                  -4.14%                     -4.14%
       Since Inception*                 -1.32%                     -1.32%
             SEC Yield**                 9.32%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2002)

                                   Class A            Class B           Class C
--------------------------------------------------------------------------------
                1 Year             -6.00%              -6.11%            -3.45%
               5 Years             -5.24%              -5.09%            -5.09%
       Since Inception*            -1.58%              -1.49%            -1.50%

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date: 4/22/97 for all share classes.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended August 31, 2002.


--------------------------------------------------------------------------------
10 o ALLIANCE HIGH YIELD FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
August 31, 2002

                                                    Principal
                                                       Amount
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------

CORPORATE DEBT OBLIGATIONS-87.6%

Aerospace/Defense-1.6%
Pacific Aerospace & Electronics, Inc.
   10.00%, 11/01/07(a)(b) .....................        $  441        $   187,305
Sequa Corp.
   9.00%, 8/01/09 .............................         3,810          3,619,500
Transdigm, Inc.
   10.375%, 12/01/08 ..........................         3,500          3,587,500
                                                                     -----------
                                                                       7,394,305
                                                                     -----------
Automotive-2.4%
Arvinmeritor
   8.75%, 3/01/12 .............................         1,635          1,734,951
Collins & Aikman Products
   10.75%, 12/31/11 ...........................         1,920          1,900,800
Dana Corp.
   10.125%, 3/15/10(c) ........................         2,040          2,040,000
Dura Operating Corp.
   Series D
   9.00%, 5/01/09 .............................         3,225          3,112,125
Stoneridge, Inc.
   11.50%, 5/01/12 ............................         1,110          1,148,850
United Auto Group, Inc.
   9.625%, 3/15/12(c) .........................         1,235          1,253,525
                                                                     -----------
                                                                      11,190,251
                                                                     -----------
Building/Real Estate-3.8%
Associated Materials, Inc.
   9.75%, 4/15/12(c) ..........................           555            566,794
Beazer Homes USA
   8.375%, 4/15/12(c) .........................         1,740          1,757,400
D.R. Horton, Inc.
   8.00%, 2/01/09 .............................           140            139,300
   10.50%, 4/01/05 ............................         2,980          3,129,000
LNR Property Corp.
   10.50%, 1/15/09 ............................         4,460          4,460,000
   Series B
   9.375%, 3/15/08 ............................         1,500          1,455,000
Meritage Corp.
   9.75%, 6/01/11 .............................         2,625          2,638,125
Schuler Homes
   10.50%, 7/15/11 ............................         3,960          3,999,600
                                                                     -----------
                                                                      18,145,219
                                                                     -----------


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                    Principal
                                                       Amount
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------

Cable-7.5%
Adelphia Communications
   10.875%, 10/01/10(d) ......................        $ 2,295        $   791,775
   Series B
   9.25%, 10/01/02(d) ........................            500            168,750
Charter Communications Holdings
   10.00%, 5/15/11 ...........................            450            315,000
   10.75%, 10/01/09 ..........................          9,560          6,739,800
   11.75%, 1/15/10(e) ........................            895            380,375
   11.75%, 5/15/11(e) ........................         13,855          5,126,350
   12.125%, 1/15/12(e) .......................            275             97,625
   13.50%, 1/15/11(e) ........................            585            225,225
Echostar DBS Corp.
   9.375%, 2/01/09 ...........................         10,250         10,250,000
GCI, Inc.
   9.75%, 8/01/07 ............................          2,000          1,550,000
Innova S de R. L.
   12.875%, 4/01/07 ..........................          6,790          5,506,690
Mediacom Broadband LLC
   11.00%, 7/15/13 ...........................          4,635          4,264,200
                                                                     -----------
                                                                      35,415,790
                                                                     -----------
Chemicals-6.3%
Aqua Chem., Inc.
   11.25%, 7/01/08 ...........................          4,250          3,400,000
Avecia Group Plc.
   11.00%, 7/01/09 ...........................          6,230          6,105,400
Equistar Chemical/Funding
   10.125%, 9/01/08 ..........................          1,185          1,143,525
Ferro Corp.
   9.125%, 1/01/09 ...........................          1,455          1,531,230
Georgia Gulf Corp.
   10.375%, 11/01/07 .........................          3,855          4,144,125
Huntsman ICI Chemicals
   10.125%, 7/01/09 ..........................          5,050          4,519,750
Lyondell Chemical Co.
   10.875%, 5/01/09 ..........................          2,210          1,950,325
   Series A
   9.625%, 5/01/07 ...........................            825            818,812
   Series B
   9.875%, 5/01/07 ...........................          3,500          3,473,750
Resolution Performance
   13.50%, 11/15/10 ..........................          2,300          2,622,000
                                                                     -----------
                                                                      29,708,917
                                                                     -----------
Consumer Manufacturing-3.6%
Collins & Aikman Floorcoverings
   9.75%, 2/15/10(c) .........................          1,270          1,277,938
Dyersburg Corp.
   Series B
   9.75%, 9/01/07(a)(d) ......................          2,000             80,000


--------------------------------------------------------------------------------
12 o ALLIANCE HIGH YIELD FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                    Principal
                                                       Amount
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------

Johnsondiversey, Inc.
   9.625%, 5/15/12(c) .........................        $  870        $   865,650
Jostens, Inc.
   12.75%, 5/01/10 ............................         5,000          5,650,000
Playtex Products, Inc.
   9.375%, 6/01/11 ............................         1,460          1,569,500
Remington Product Co. LLC
   Series D
   11.00%, 5/15/06 ............................         5,065          3,900,050
Sealy Mattress Co.
   Series B
   9.875%, 12/15/07 ...........................         2,705          2,231,625
St. John Knits International, Inc.
   12.50%, 7/01/09 ............................         1,250          1,317,188
                                                                     -----------
                                                                      16,891,951
                                                                     -----------
Energy-1.6%
Chesapeake Energy Corp.
   9.00%, 8/15/12(c) ..........................         1,195          1,200,975
Grey Wolf, Inc.
   8.875%, 7/01/07 ............................         1,270          1,295,400
Petrobras International Finance Co.
   9.125%, 2/01/07(c) .........................           605            503,662
Pride Petroleum Services, Inc.
   9.375%, 5/01/07 ............................         1,340          1,407,000
Range Resources Corp.
   8.75%, 1/15/07 .............................         1,320          1,300,200
Tesoro Petroleum Corp.
   Series B
   9.625%, 11/01/08 ...........................         1,080            826,200
   9.625%, 4/01/12(c) .........................         1,690          1,250,600
                                                                     -----------
                                                                       7,784,037
                                                                     -----------
Financial-5.1%
Chohung Bank
   11.875%, 4/01/10(c)(f) .....................         3,500          4,054,780
Fairfax Financial Holdings
   7.375%, 4/15/18 ............................           905            459,405
   7.75%, 7/15/37 .............................           905            439,572
   8.25%, 10/01/15 ............................           520            278,710
Finova Group, Inc.
   7.50%, 11/15/09 ............................         7,087          2,214,687
Hanvit Bank
   12.75%, 3/01/10(c)(f) ......................           825            972,469
Istar Financial, Inc.
   8.75%, 8/15/08 .............................         2,650          2,716,250
Markel Capital Trust I
   Series B
   8.71%, 1/01/46 .............................         3,310          2,883,569
Nationwide CSN Trust
   9.875%, 2/15/25(c) .........................         6,000          6,235,800


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                  Principal
                                                     Amount
                                                      (000)         U.S. $ Value
--------------------------------------------------------------------------------

PXRE Capital Trust I
   8.85%, 2/01/27 .........................          $2,715          $ 1,981,950
Western Financial Bank
   9.625%, 5/15/12 ........................           2,025            1,933,875
                                                                     -----------
                                                                      24,171,067
                                                                     -----------
Fixed Communications-1.3%
Qwest Capital Funding, Inc.
   7.25%, 2/15/11 .........................           8,065            4,556,725
Time Warner Telecom, Inc.
   10.125%, 2/01/11 .......................           3,425            1,558,375
                                                                     -----------
                                                                       6,115,100
                                                                     -----------
Food & Beverage-0.4%
B&G Foods, Inc.
   Series D
   9.625%, 8/01/07 ........................             570              582,825
Del Monte Corp.
   Series B
   9.25%, 5/15/11 .........................             875              888,125
Dimon, Inc.
   Series B
   9.625%, 10/15/11 .......................             615              642,675
                                                                     -----------
                                                                       2,113,625
                                                                     -----------
Gaming-3.7%
Argosy Gaming Co.
   9.00%, 9/01/11 .........................             755              783,312
Boyd Gaming Corp.
   9.25%, 8/01/09 .........................           2,775            2,976,188
Mandalay Resort Group
   Series B
   10.25%, 8/01/07 ........................           2,405            2,609,425
MGM Grand, Inc.
   9.75%, 6/01/07 .........................           1,900            2,061,500
Mohegan Tribal Gaming
   8.375%, 7/01/11(c) .....................           1,000            1,022,500
   8.75%, 1/01/09 .........................             890              923,375
Park Place Entertainment
   7.875%, 3/15/10 ........................           1,480            1,494,800
   9.375%, 2/15/07 ........................           2,250            2,385,000
Sun International Hotels
   8.875%, 8/15/11 ........................           3,345            3,374,269
                                                                     -----------
                                                                      17,630,369
                                                                     -----------
General Industrial-2.1%
Amtrol, Inc.
   10.625%, 12/31/06 ......................           3,445            2,222,025
H&E Equipment/Finance
   11.125%, 6/15/12(c) ....................           1,385            1,211,875
Flowserve Corp.
   12.25%, 8/15/10 ........................           2,293            2,510,835


--------------------------------------------------------------------------------
14 o ALLIANCE HIGH YIELD FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                   Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------

NMHG Holding Co.
   10.00%, 5/15/09(c) .......................         $  765         $   776,475
The Manitowoc Co., Inc.
   10.50%, 8/01/12(c) .......................          1,190           1,231,650
Trimas Corp.
   9.875%, 6/15/12(c) .......................          2,005           1,994,975
                                                                     -----------
                                                                       9,947,835
                                                                     -----------
Healthcare-4.1%
Advanced Medical Optics
   9.25%, 7/15/10(c) ........................            785             779,112
Concentra Operating Corp.
   13.00%, 8/15/09 ..........................          4,845           5,262,881
Extendicare Health Services
   9.50%, 7/01/10(c) ........................            785             785,000
Hanger Orthopedic Group
   10.375%, 2/15/09 .........................          1,180           1,244,900
Iasis Healthcare Corp.
   13.00%, 10/15/09 .........................          4,225           4,330,625
Pacificare Health Systems
   10.75%, 6/01/09 ..........................          2,620           2,580,700
Triad Hospitals Holdings, Inc.
   Series B
   11.00%, 5/15/09 ..........................          1,620           1,790,100
Unilab Finance Corp.
   12.75%, 10/01/09 .........................          1,250           1,443,750
Vanguard Health Systems
   9.75%, 8/01/11 ...........................          1,350           1,370,250
                                                                     -----------
                                                                      19,587,318
                                                                     -----------
Hotels/Lodging-5.1%
Corrections Corp. of America
   9.875%, 5/01/09(c) .......................            780             799,500
Extended Stay America
   9.875%, 6/15/11 ..........................          4,335           4,215,788
Felcor Lodging LP
   8.50%, 6/01/11 ...........................          1,158           1,123,260
   9.50%, 9/15/08 ...........................          1,845           1,881,900
Host Marriott LP
   Series G
   9.25%, 10/01/07 ..........................          4,155           4,206,938
   Series I
   9.50%, 1/15/07 ...........................          2,995           3,058,644
Intrawest Corp.
   9.75%, 8/15/08 ...........................            875             896,875
   10.50%, 2/01/10 ..........................          2,535           2,636,400
Meristar Hospitality
   9.125%, 1/15/11 ..........................          1,550           1,464,750
   10.50%, 6/15/09 ..........................          2,110           2,120,550
Vail Resorts, Inc.
   8.75%, 5/15/09 ...........................          1,540           1,570,800
                                                                     -----------
                                                                      23,975,405
                                                                     -----------


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                  Principal
                                                     Amount
                                                      (000)         U.S. $ Value
--------------------------------------------------------------------------------

Leisure-1.7%
Premier Parks
   9.75%, 6/15/07 .........................          $2,725          $ 2,527,438
   10.00%, 4/01/08(e) .....................             795              693,637
Regal Cinemas, Inc.
   Series B
   9.375%, 2/01/12 ........................           1,000            1,030,000
Royal Caribbean Cruises
   8.75%, 2/02/11 .........................           3,240            2,888,505
Six Flags, Inc.
   9.50%, 2/01/09(c) ......................           1,250            1,134,375
                                                                     -----------
                                                                       8,273,955
                                                                     -----------
Media-4.2%
Allbritton Communications
   Series B
   9.75%, 11/30/07 ........................           1,315            1,347,875
American Media Operation
   Series B
   10.25%, 5/01/09 ........................           1,765            1,835,600
Corus Entertainment, Inc.
   8.75%, 3/01/12 .........................           1,250            1,265,625
Fox Family Worldwide, Inc.
   9.25%, 11/01/07 ........................           2,750            2,887,500
Lin Holdings Corp.
   10.00%, 3/01/08(e) .....................           6,700            6,499,000
Paxson Communication
   10.75%, 7/15/08 ........................           4,375            3,740,625
Sinclair Broadcast Group
   8.00%, 3/15/12 .........................           1,110            1,104,450
   8.75%, 12/15/11 ........................           1,260            1,288,350
                                                                     -----------
                                                                      19,969,025
                                                                     -----------
Metals/Minerals-2.5%
Commonwealth Aluminum
   10.75%, 10/01/06 .......................             390              392,437
Jorgensen Earle M. Co.
   9.75%, 6/01/12 .........................           1,600            1,578,000
Ormet Corp.
   11.00%, 8/15/08(c) .....................           2,500            1,506,250
P&L Coal Holdings, Inc.
   Series B
   8.875%, 5/15/08 ........................             738              774,900
   Series B
   9.625%, 5/15/08 ........................           3,224            3,401,320
Steel Dynamics, Inc.
   9.50%, 3/15/09(c) ......................           1,140            1,174,200
United States Steel LLC
   10.75%, 8/01/08 ........................           3,055            3,100,825
                                                                     -----------
                                                                      11,927,932
                                                                     -----------


--------------------------------------------------------------------------------
16 o ALLIANCE HIGH YIELD FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                   Principal
                                                      Amount
                                                       (000)       U.S. $ Value
-------------------------------------------------------------------------------

Mobile Communications-7.1%
Dobson/Sygnet Communications
   12.25%, 12/15/08 ........................         $ 5,545        $ 3,521,075
Iridium LLC/Capital Corp.
   Series B
   14.00%, 7/15/05(d) ......................          14,500            725,000
Microcell Telecommunication
   Series B
   14.00%, 6/01/06(e) ......................           4,550             56,875
Nextel Communications
   9.95%, 2/15/08(e) .......................           1,495          1,098,825
   10.65%, 9/15/07(e) ......................          11,505          9,434,100
Nextel Partners, Inc.
   11.00%, 3/15/10 .........................           4,350          2,588,250
   12.50%, 11/15/09 ........................             935            575,025
PTC International Finance
   11.25%, 12/01/09 ........................           5,435          5,421,413
Rural Cellular Corp.
   9.75%, 1/15/10 ..........................           6,500          3,705,000
Telecorp PCS, Inc.
   10.625%, 7/15/10 ........................           1,291          1,245,815
Tritel PCS, Inc.
   10.375%, 1/15/11 ........................           1,669          1,585,550
Triton PCS, Inc.
   8.75%, 11/15/11 .........................             735            565,950
   11.00%, 5/01/08(e) ......................           4,125          3,093,750
                                                                    -----------
                                                                     33,616,628
                                                                    -----------
Paper/Packaging-6.5%
Applied Extrusion Technology
   Series B
   10.75%, 7/01/11 .........................           3,380          2,805,400
Berry Plastics Plc.
   10.75%, 7/15/12(c) ......................           1,075          1,101,875
Crown Paper Co.
   11.00%, 9/01/05(d) ......................           6,225                 -0-
Doman Industries, Ltd.
   12.00%, 7/01/04 .........................           1,615          1,443,406
Greif Brothers Corp.
   8.875%, 8/01/12(c) ......................           1,550          1,553,875
Owens-Brockway Glass
   8.875%, 2/15/09 .........................           6,310          6,515,075
Packaging Corp. of America
   9.625%, 4/01/09 .........................           2,000          2,170,000
Plainwell, Inc.
   Series B
   11.00%, 3/1/08(d) .......................           5,000              75,000
Plastipak Holdings
   10.75%, 9/01/11 .........................           3,925           4,199,750
Pliant Corp.
   13.00%, 6/01/10 .........................           1,210           1,222,100


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 17

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                   Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------

Riverwood International Corp.
   10.625%, 8/01/07 ........................         $ 2,335         $ 2,428,400
   10.875%, 4/01/08 ........................             375             382,500
Russell-Stanley Holdings, Inc.
   9.00%, 11/30/08(a)(b) ...................           1,119             839,311
Silgan Holdings, Inc.
   9.00%, 6/01/09(c) .......................           1,335           1,388,400
Stone Container Corp.
   9.25%, 2/01/08 ..........................           3,400           3,553,000
   9.75%, 2/01/11 ..........................           1,040           1,097,200
                                                                     -----------
                                                                      30,775,292
                                                                     -----------
Retail-0.4%
Advance Stores Co, Inc.
   10.25%, 4/15/08 .........................           1,950           2,040,188
                                                                     -----------

Service-8.9%
Alderwoods Group
   11.00%, 1/02/07 .........................           1,405           1,409,014
   12.25%, 1/02/09 .........................           3,176           3,128,163
Allied Waste North American
   Series B
   8.50%, 12/01/08 .........................           2,405           2,405,000
   Series B
   10.00%, 8/01/09 .........................          12,265          12,142,350
Avis Group Holdings, Inc.
   11.00%, 5/01/09 .........................           7,000           7,385,000
Coinmach Corp.
   9.00%, 2/01/10 ..........................           1,300           1,339,000
Iron Mountain, Inc.
   8.625%, 4/01/13 .........................             815             833,337
Service Corp. International
   6.00%, 12/15/05 .........................           4,265           3,689,225
   6.30%, 3/15/03(f) .......................             615             605,775
   6.50%, 3/15/08 ..........................           2,910           2,437,125
   7.70%, 4/15/09 ..........................           1,990           1,701,450
Stewart Enterprises
   10.75%, 7/01/08 .........................           2,185           2,354,337
URS Corp.
   Series B
   12.25%, 5/01/09 .........................           1,700           1,572,500
Williams Scotsman, Inc.
   9.875%, 6/01/07 .........................             895             774,175
                                                                     -----------
                                                                      41,776,451
                                                                     -----------
Sovereign-2.4%
Russian Federation
   5.00%, 3/31/30(c)(f) ....................           8,430           5,906,269
United Mexican States
   11.375%, 9/15/16 ........................           4,165           5,258,313
                                                                     -----------
                                                                      11,164,582
                                                                     -----------


--------------------------------------------------------------------------------
18 o ALLIANCE HIGH YIELD FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Shares or
                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------

Supermarkets & Drugs-2.3%
Fleming Companies, Inc.
   9.875%, 5/01/12(c) .....................          $   2,825       $ 2,302,375
Rite Aid Corp.
   11.25%, 7/01/08 ........................              4,340         3,059,700
Roundy's, Inc.
   8.875%, 6/15/12(c) .....................              1,550         1,573,250
Stater Brothers Holdings, Inc.
   10.75%, 8/15/06 ........................              3,750         3,900,000
                                                                     -----------
                                                                      10,835,325
                                                                     -----------
Technology-1.8%
Fairchild Semiconductor
   10.375%, 10/01/07 ......................              1,000         1,050,000
   10.50%, 2/01/09 ........................              1,350         1,431,000
Filtronic Plc.
   10.00%, 12/01/05 .......................              5,720         4,776,200
On Semiconductor Corp.
   12.00%, 5/15/08(c) .....................              1,380         1,104,000
                                                                     -----------
                                                                       8,361,200
                                                                     -----------
Utility-1.2%
AES Corp.
   8.875%, 2/15/11 ........................              1,985         1,042,125
   9.375%, 9/15/10 ........................                655           353,700
   9.50%, 6/01/09 .........................              2,545         1,412,475
Mission Energy Holding
   13.50%, 7/15/08 ........................              5,365         2,280,125
PG&E National Energy
   10.375%, 5/16/11 .......................              1,385           519,375
                                                                     -----------
                                                                       5,607,800
                                                                     -----------
Total Corporate Debt Obligations
   (cost $474,582,236) ....................                          414,419,567
                                                                     -----------

NON-CONVERTIBLE
   PREFERRED STOCKS-4.4%
Avecia Group Plc.
   16.00%, 7/01/10(b) .....................            102,879         2,340,497
Broadwing Communications
   Series B
   12.50%, 8/15/09 ........................              8,050           805,000
CSC Holdings, Inc.
   Series H
   11.75%, 10/01/07 .......................             26,751         1,638,499
   Series M
   11.125%, 4/01/08 .......................             97,877         5,897,108
Earthwatch, Inc.
   Series C
   8.50%, 3/31/09(b)(c) ...................             32,938            32,938
Harborside Healthcare
   13.50%, 8/01/10(b)(g) ..................                 -0-                6


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 19

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                       Shares or
                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Intermedia Communication
   Series B
   13.50%, 3/31/09(b)(d) ......................            5,747     $  229,882
Nextel Communications
   Series E
   11.125%, 2/15/10(b) ........................           12,381      6,438,144
Pacific Aerospace & Electronics, Inc.
   13.50%(a)(h) ...............................               29             -0-
Sinclair Capital
   11.625%, 3/15/09 ...........................            4,150        434,712
Sovereign REIT
   Series A
   12.00%, 8/29/49(c) .........................            2,830      3,134,225
XO Communications, Inc.
   14.00%, 2/01/09(b) .........................                1              1
                                                                     ----------

Total Non-Convertible Preferred Stocks
   (cost $40,518,305) .........................                      20,951,012

CONVERTIBLE BOND-0.7%
Nextel Communications
   5.25%, 1/15/10
   (cost $3,187,777) ..........................      $     4,875      3,144,375
                                                                     ----------

COMMON STOCKS-0.2%
Goss Holdings, Inc. Cl. B(h) ..................          104,541             -0-
Metal Management, Inc.(h) .....................          229,184        939,654
Pacific Aerospace & Electronics, Inc.(h) ......        1,493,332             -0-
Phase Metrics, Inc.(a)(h) .....................          216,818         75,886
Russell-Stanley Holding, Inc.(h) ..............          160,000             -0-
Safelite Glass Corp. Cl. B(a)(h) ..............           25,161         29,187
Safelite Realty Corp.(a)(h) ...................            1,698          1,970
Versatel Telecom International NV(h) ..........           45,165         17,274
                                                                     ----------

Total Common Stocks
   (cost $6,212,199) ..........................                       1,063,971
                                                                     ----------

WARRANTS-0.0%(h)
Concentric Network
   Warrants, expiring 12/15/07(c) .............            1,000             10
Gothic Energy Corp.
   Warrants, expiring 1/23/03 .................            4,767             -0-
   Warrants, expiring 9/01/04 .................           14,000             -0-
Harborside Healthcare
   Warrants, expiring 8/01/09 .................               10              5
Jostens, Inc.
   Warrants, expiring 5/01/10 .................            4,000         73,000
Metronet Communications
   Warrants, expiring 8/15/07(c) ..............            1,500         30,000


--------------------------------------------------------------------------------
20 o ALLIANCE HIGH YIELD FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                   Shares or
                                                   Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------

Pliant Corp.
   Warrants, expiring 6/01/10(c) ............            200      $          83
Safelite Glass Corp. Cl. B
   Warrants, expiring 9/29/07 ...............        102,772                 -0-
                                                                  -------------

Total Warrants
   (cost $186,192) ..........................                           103,098
                                                                  -------------

SHORT-TERM INVESTMENT-5.2%
Time Deposit-5.2%
Bank of New York
   1.50%, 9/03/02
   (cost $24,700,000) .......................        $24,700         24,700,000
                                                                  -------------

Total Investments-98.1%
   (cost $549,386,709) ......................                       464,382,023
Other assets less liabilities-1.9% ..........                         8,949,278
                                                                  -------------

Net Assets-100% .............................                     $ 473,331,301
                                                                  =============

(a)   Illiquid security, valued at fair value (see Note A).

(b)   Pay-In-Kind (PIK) quarterly payments.

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2002, these securities amounted to $52,522,805 or 11.1% of net assets.

(d)   Security is in default and is non-income producing.

(e) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.

(f)   Variable rate coupon, rate shown is as of August 31, 2002.

(g)   Held 0.12 shares at August 31, 2002.

(h)   Non-income producing security.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 21

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
August 31, 2002

Assets
Investments in securities, at value (cost $549,386,709) .....     $ 464,382,023
Cash ........................................................            96,213
Interest receivable .........................................        10,372,075
Receivable for capital stock sold ...........................         3,003,855
                                                                  -------------
Total assets ................................................       477,854,166
                                                                  -------------
Liabilities
Payable for capital stock redeemed ..........................         1,324,119
Distribution fee payable ....................................           270,215
Dividends payable ...........................................         1,450,046
Payable for investment securities purchased .................           704,785
Advisory fee payable ........................................           289,386
Accrued expenses ............................................           484,314
                                                                  -------------
Total liabilities ...........................................         4,522,865
                                                                  -------------
Net Assets ..................................................     $ 473,331,301
                                                                  =============
Composition of Net Assets
Capital stock, at par .......................................     $      88,764
Additional paid-in capital ..................................       886,972,153
Distributions in excess of net investment income ............        (1,491,957)
Accumulated net realized loss on investments and
   foreign currency transactions ............................      (327,232,973)
Net unrealized depreciation of investments ..................       (85,004,686)
                                                                  -------------
                                                                  $ 473,331,301
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($72,455,060 / 13,592,068 shares of capital
   stock issued and outstanding) ............................             $5.33
Sales charge--4.25% of public offering price ................               .24
                                                                          =====
Maximum offering price ......................................             $5.57
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($256,532,804 / 48,115,732 shares of capital stock
   issued and outstanding) ..................................             $5.33
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($48,448,129 / 9,083,633 shares of capital stock
   issued and outstanding) ..................................             $5.33
                                                                          =====
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($95,895,308 / 17,972,680 shares of capital stock
   issued and outstanding) ..................................             $5.34
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
22 o ALLIANCE HIGH YIELD FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended August 31, 2002

Investment Income
Interest ..................................     $ 56,868,456
Dividends .................................        3,063,225      $  59,931,681
                                                ------------
Expenses
Advisory fee ..............................        3,908,170
Distribution fee--Class A .................          217,150
Distribution fee--Class B .................        3,121,167
Distribution fee--Class C .................          597,515
Transfer agency ...........................        1,070,836
Custodian .................................          270,401
Printing ..................................          209,910
Registration ..............................          144,367
Administrative ............................          141,000
Audit and legal ...........................          124,836
Amortization of organization expenses .....           36,296
Directors' fees ...........................           20,325
Miscellaneous .............................           40,794
                                                ------------
Total expenses ............................                           9,902,767
                                                                  -------------
Net investment income .....................                          50,028,914
                                                                  -------------
Realized and Unrealized Loss on
   Investments
Net realized loss on investment
   transactions ...........................                         (85,753,658)
Net change in unrealized
   appreciation/depreciation
   of investments .........................                         (17,963,004)
                                                                  -------------
Net loss on investments ...................                        (103,716,662)
                                                                  -------------
Net Decrease in Net Assets from
   Operations .............................                       $ (53,687,748)
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 23

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                 Year Ended        Year Ended
                                                 August 31,        August 31,
                                                    2002              2001
                                               =============      =============

Increase (Decrease) in Net Assets from
Operations
Net investment income ....................     $  50,028,914      $  53,800,164
Net realized loss on investment and
   foreign currency transactions .........       (85,753,658)      (137,883,927)
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ....       (17,963,004)        24,686,825
                                               -------------      -------------
Net decrease in net assets
   from operations .......................       (53,687,748)       (59,396,938)
Dividends and Distributions to
Shareholders from
Net investment income
   Class A ...............................        (7,065,749)        (7,962,161)
   Class B ...............................       (28,381,596)       (35,359,513)
   Class C ...............................        (5,421,383)        (6,621,537)
   Advisor Class .........................        (7,656,599)          (923,841)
Tax return of capital
   Class A ...............................          (204,752)        (1,709,082)
   Class B ...............................          (822,444)        (7,589,939)
   Class C ...............................          (157,101)        (1,421,316)
   Advisor Class .........................          (221,874)          (198,303)
Capital Stock Transactions
Net increase .............................        47,714,700         63,402,094
                                               -------------      -------------
Total decrease ...........................       (55,904,546)       (57,780,536)
Net Assets
Beginning of period ......................       529,235,847        587,016,383
                                               -------------      -------------
End of period ............................     $ 473,331,301      $ 529,235,847
                                               =============      =============

See notes to financial statements.


--------------------------------------------------------------------------------
24 o ALLIANCE HIGH YIELD FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
August 31, 2002

NOTE A

Significant Accounting Policies

Alliance High Yield Fund, Inc. (the "Fund") was incorporated in the state of Maryland on December 19, 1996 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered principally to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan, if any. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities ex change or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

by a pricing service when such prices are believed to reflect the fair market value of such securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Organization Expenses

Organization costs of $285,600 have been fully amortized on a straight-line basis through April 2002.

5. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor


--------------------------------------------------------------------------------
26 o ALLIANCE HIGH YIELD FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Class shares. Advisor Class shares have no distribution fees.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to the tax return of capital and recognition of premium on debt securities, resulted in a net decrease in distributions in excess of net investment income, an increase in accumulated net realized loss on investments and foreign currency transactions and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

8. Change in Accounting Principle

As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Fund. Prior to September 1, 2001, the Fund did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $296,564 decrease in cost of investments and a corresponding $296,564 decrease in net unrealized depreciation, based on investments owned by the Fund on September 1, 2001.

The effect of this change for the year ended August 31, 2002, was to decrease net investment income by $660,090, decrease net unrealized depreciation of investments by $363,571 and decrease net realized loss on investments by $296,519. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid the Adviser $141,000 representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended August 31, 2002.

The Fund compensates Alliance Global Investor Services, Inc., (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensa-


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 27

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

tion amounted to $637,424 for the year ended August 31, 2002.

For the year ended August 31, 2002, the Fund's expenses were reduced by $3,417 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it received front-end sales charges of $287,913 from the sale of Class A shares, and $333, $847,613 and $14,968 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2002.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $25,349,522 and $1,513,567 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $308,129,691 and $279,491,068, respectively, for the year ended August 31, 2002. There were no purchases or sales of U.S. government or government agency obligations for the year ended August 31, 2002.

At August 31, 2002, the cost of investments for federal income tax purposes was $552,506,142. Accordingly, gross unrealized appreciation of investments was $13,321,102 and gross unrealized depreciation of investments was $101,445,221, resulting in net unrealized depreciation of $88,124,119.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments de-


--------------------------------------------------------------------------------
28 o ALLIANCE HIGH YIELD FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

nominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

At August 31, 2002, the Fund had no forward exchange currency contracts outstanding.

NOTE E

Distributions To Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2002 and August 31, 2001 were as follows:

                                                 2002                 2001
                                             ===========          ===========

Distributions paid from:
  Ordinary income ....................       $49,410,078(a)       $51,295,015(a)
                                             -----------          -----------
Total taxable distributions ..........        49,410,078           51,295,015
Tax return of capital ................         1,406,171           10,918,640
                                             -----------          -----------
Total distributions paid .............       $50,816,249          $62,213,655
                                             ===========          ===========

As of August 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses .................         $(324,773,675)(b)
Unrealized appreciation/(depreciation) ...............           (88,124,119)(c)
                                                               -------------
Total accumulated earnings/(deficit) .................         $(412,897,794)
                                                               =============

(a) Total distributions paid differ from the statement of changes in net assets because for tax purposes dividends are recognized when actually paid.

(b) On August 31, 2002, the Fund had a net capital loss carryforward of $261,911,209 of which $7,232,173 expires in the year 2007, $46,562,845 expires in the year 2008, $69,495,145 expires in the year 2009 and $138,621,046 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended August 31, 2002, the Fund deferred to September 1, 2002, post October capital losses of $62,862,466.

(c) The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 29

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE F

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                          --------------------------------------          ----------------------------------------
                                          Shares                                            Amount
                          --------------------------------------          ----------------------------------------
                               Year Ended             Year Ended               Year Ended               Year Ended
                          August 31, 2002        August 31, 2001          August 31, 2002          August 31, 2001
                          ----------------------------------------------------------------------------------------
Class A
Shares sold                    12,793,711             11,115,964            $  74,452,185            $  77,575,094
------------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                   558,834                537,612                3,317,444                3,767,836
------------------------------------------------------------------------------------------------------------------
Shares converted
  from Class B                    440,575                119,365                2,624,391                  831,097
------------------------------------------------------------------------------------------------------------------
Shares redeemed               (12,218,599)           (10,082,594)             (72,484,292)             (69,880,689)
------------------------------------------------------------------------------------------------------------------
Net increase                    1,574,521              1,690,347            $   7,909,728            $  12,293,338
==================================================================================================================

Class B
Shares sold                    10,146,871             16,212,402            $  60,862,410            $ 115,658,240
------------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                 1,781,035              1,831,420               10,568,559               12,835,428
------------------------------------------------------------------------------------------------------------------
Shares converted
  to Class A                     (440,454)              (119,330)              (2,624,391)                (831,097)
------------------------------------------------------------------------------------------------------------------
Shares redeemed               (18,189,367)           (15,121,241)            (107,244,764)            (106,858,112)
------------------------------------------------------------------------------------------------------------------
Net increase
  (decrease)                   (6,701,915)             2,803,251            $ (38,438,186)           $  20,804,459
==================================================================================================================

Class C
Shares sold                     3,407,343              4,951,047            $  20,658,961            $  35,486,281
------------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                   417,908                438,522                2,481,435                3,070,376
------------------------------------------------------------------------------------------------------------------
Shares redeemed                (5,108,529)            (4,879,445)             (30,133,672)             (35,030,340)
------------------------------------------------------------------------------------------------------------------
Net increase
  (decrease)                   (1,283,278)               510,124            $  (6,993,276)           $   3,526,317
==================================================================================================================


--------------------------------------------------------------------------------
30 o ALLIANCE HIGH YIELD FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                          --------------------------------------          ----------------------------------------
                                         Shares                                              Amount
                          --------------------------------------          ----------------------------------------
                               Year Ended             Year Ended               Year Ended               Year Ended
                          August 31, 2002        August 31, 2001          August 31, 2002          August 31, 2001
                          ----------------------------------------------------------------------------------------
Advisor Class
Shares sold                    15,557,297              4,161,072             $ 94,647,822             $ 28,142,620
------------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                 1,297,223                125,201                7,570,806                  841,795
------------------------------------------------------------------------------------------------------------------
Shares redeemed                (3,151,370)              (318,265)             (16,982,194)              (2,206,435)
------------------------------------------------------------------------------------------------------------------
Net increase                   13,703,150              3,968,008             $ 85,236,434             $ 26,777,980
==================================================================================================================

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2002.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 31

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                               ----------------------------------------------------------------
                                                                            Class A
                                               ----------------------------------------------------------------

                                                                    Year Ended August 31,
                                               ----------------------------------------------------------------
                                                  2002(a)       2001          2000           1999          1998
                                               ----------------------------------------------------------------
Net asset value,
  beginning of period ..................       $  6.49       $  8.10       $  9.47       $  10.76       $ 11.17
                                               ----------------------------------------------------------------
Income from Investment
  Operations
Net investment income(b) ...............           .60           .76           .92           1.02          1.03
Net realized and unrealized
  loss on investments
  and foreign currency
  transactions .........................         (1.16)        (1.50)        (1.26)         (1.08)         (.27)
                                               ----------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ...........................          (.56)         (.74)         (.34)          (.06)          .76
                                               ----------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ...............................          (.58)         (.72)         (.98)         (1.02)        (1.02)
Distributions in excess of net
  investment income ....................            -0-           -0-           -0-          (.05)         (.01)
Tax return of capital ..................          (.02)         (.15)         (.05)          (.01)           -0-
Distributions from net realized
  gain on investments ..................            -0-           -0-           -0-          (.15)         (.14)
                                               ----------------------------------------------------------------
Total dividends and
  distributions ........................          (.60)         (.87)        (1.03)         (1.23)        (1.17)
                                               ----------------------------------------------------------------
Net asset value,
  end of period ........................       $  5.33       $  6.49       $  8.10       $   9.47       $ 10.76
                                               ================================================================
Total Return
Total investment return based
  on net asset value(c) ................         (9.14)%       (9.39)%       (3.79)%         (.58)%        6.42%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ......................       $72,455       $78,053       $83,645       $102,400       $43,960
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements .....................          1.43%         1.34%         1.33%          1.31%         1.43%
  Expenses, before waivers/
    reimbursements .....................          1.43%         1.34%         1.33%          1.31%         1.46%
  Net investment income,
    net of waivers/
    reimbursements .....................         10.06%        10.62%        10.92%         10.21%         8.89%
Portfolio turnover rate ................            57%           98%          102%           182%          311%

See footnote summary on page 36.


--------------------------------------------------------------------------------
32  o ALLIANCE HIGH YIELD FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                               --------------------------------------------------------------------
                                                                             Class B
                                               --------------------------------------------------------------------

                                                                      Year Ended August 31,
                                               --------------------------------------------------------------------
                                                 2002(a)          2001           2000           1999           1998
                                               --------------------------------------------------------------------
Net asset value,
  beginning of period ....................     $   6.50       $   8.10       $   9.46       $  10.75       $  11.17
                                               --------------------------------------------------------------------
Income from Investment
  Operations
Net investment income(b) .................          .56            .70            .86            .95            .96
Net realized and unrealized
  loss on investments
  and foreign currency
  transactions ...........................        (1.17)         (1.48)         (1.26)         (1.08)          (.28)
                                               --------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .............................         (.61)          (.78)          (.40)          (.13)           .68
                                               --------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ......................         (.54)          (.68)          (.91)          (.95)          (.95)
Distributions in excess of
  net investment income ..................           -0-            -0-            -0-          (.05)          (.01)
Tax return of capital ....................         (.02)          (.14)          (.05)          (.01)            -0-
Distributions from net realized
  gain on investments ....................           -0-            -0-            -0-          (.15)          (.14)
                                               --------------------------------------------------------------------
Total dividends and
  distributions ..........................         (.56)          (.82)          (.96)         (1.16)         (1.10)
                                               --------------------------------------------------------------------
Net asset value,
  end of period ..........................     $   5.33       $   6.50       $   8.10       $   9.46       $  10.75
                                               ====================================================================
Total Return
Total investment return based
  on net asset value(c)  .................        (9.94)%        (9.94)%        (4.40)%        (1.26)%         5.69%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ........................     $256,533       $356,062       $421,105       $527,337       $269,426
Ratio to average net assets of:
  Expenses, net of waivers/
   reimbursements ........................         2.15%          2.06%          2.04%          2.03%          2.13%
  Expenses, before waivers/
   reimbursements ........................         2.15%          2.06%          2.04%          2.03%          2.16%
  Net investment income,
   net of waivers/
   reimbursements ........................         9.34%          9.97%         10.21%          9.52%          8.18%
Portfolio turnover rate ..................           57%            98%           102%           182%           311%

See footnote summary on page 36.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 33

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                    ---------------------------------------------------------------
                                                                                 Class C
                                                    ---------------------------------------------------------------

                                                                          Year Ended August 31,
                                                    ---------------------------------------------------------------
                                                    2002(a)          2001          2000          1999          1998
                                                    ---------------------------------------------------------------
Net asset value,
  beginning of period .........................     $  6.50       $  8.10       $  9.47       $ 10.75       $ 11.17
                                                    ---------------------------------------------------------------
Income from Investment
  Operations
Net investment income(b) ......................         .56           .70           .86           .95           .96
Net realized and unrealized
  loss on investments
  and foreign currency
  transactions ................................       (1.17)        (1.48)        (1.27)        (1.07)         (.28)
                                                    ---------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................................        (.61)         (.78)         (.41)         (.12)          .68
                                                    ---------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........................        (.54)         (.68)         (.91)         (.95)         (.95)
Distributions in excess of
  net investment income .......................          -0-           -0-           -0-         (.05)         (.01)
Tax return of capital .........................        (.02)         (.14)         (.05)         (.01)           -0-
Distributions from net realized
  gain on investments .........................          -0-           -0-           -0-         (.15)         (.14)
                                                    ---------------------------------------------------------------
Total dividends and
  distributions ...............................        (.56)         (.82)         (.96)        (1.16)        (1.10)
                                                    ---------------------------------------------------------------
Net asset value,
  end of period ...............................     $  5.33       $  6.50       $  8.10       $  9.47       $ 10.75
                                                    ===============================================================
Total Return
Total investment return based
  on net asset value(c)  ......................       (9.94)%       (9.94)%       (4.51)%       (1.16)%        5.69%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............................     $48,448       $67,360       $79,826       $99,927       $48,337
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............................        2.14%         2.04%         2.03%         2.02%         2.13%
  Expenses, before waivers/
    reimbursements ............................        2.14%         2.04%         2.03%         2.02%         2.16%
  Net investment income,
    net of waivers/
    reimbursements ............................        9.35%         9.97%        10.23%         9.54%         8.17%
Portfolio turnover rate .......................          57%           98%          102%          182%          311%

See footnote summary on page 36.


--------------------------------------------------------------------------------
34 o ALLIANCE HIGH YIELD FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                    ------------------------------------------------------------
                                                                          Advisor Class
                                                    ------------------------------------------------------------

                                                                     Year Ended August 31,
                                                    ------------------------------------------------------------
                                                       2002(a)       2001         2000         1999         1998
                                                    ------------------------------------------------------------
Net asset value,
  beginning of period .........................     $  6.50       $  8.10       $ 9.47       $10.76        11.17
                                                    ------------------------------------------------------------
Income from Investment
  Operations
Net investment income(b) ......................         .62           .70          .95         1.06         1.11
Net realized and unrealized
  loss on investments
  and foreign currency
  transactions ................................       (1.16)        (1.40)       (1.27)       (1.09)        (.32)
                                                    ------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................................        (.54)         (.70)        (.32)        (.03)         .79
                                                    ------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........................        (.61)         (.74)       (1.00)       (1.06)       (1.05)
Distributions in excess of
  net investment income .......................          -0-           -0-          -0-        (.04)        (.01)
Tax return of capital .........................        (.01)         (.16)        (.05)        (.01)          -0-
Distributions from net realized
  gain on investments .........................          -0-           -0-          -0-        (.15)        (.14)
                                                    ------------------------------------------------------------
Total dividends and
  distributions ...............................        (.62)         (.90)       (1.05)       (1.26)       (1.20)
                                                    ------------------------------------------------------------
Net asset value,
  end of period ...............................     $  5.34       $  6.50       $ 8.10       $ 9.47       $10.76
                                                    ============================================================
Total Return
Total investment return based
  on net asset value(c)  ......................       (8.82)%       (8.96)%      (3.47)%       (.28)%       6.68%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............................     $95,895       $27,762       $2,441       $3,564       $2,256
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............................        1.16%         1.04%        1.01%        1.03%        1.14%
  Expenses, before waivers/
    reimbursements ............................        1.16%         1.04%        1.01%        1.03%        1.16%
  Net investment income,
    net of waivers/
    reimbursements ............................       10.43%        10.92%       11.20%       10.58%        9.25%
Portfolio turnover rate .......................          57%           98%         102%         182%         311%

See footnote summary on page 36.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 35

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended August 31, 2002, the effect of this change to Class A, B, C and Advisor Class was to decrease net investment income per share by $.01 and decrease net realized and unrealized loss on investment transactions per share by $.01. Consequently, the ratio of net investment income to average net assets decreased from 10.19% to 10.06% for Class A, from 9.47% to 9.34% for Class B, from 9.47% to 9.35% for Class C and from 10.56% to 10.43% for Advisor Class. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
36 o ALLIANCE HIGH YIELD FUND

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                     INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance High Yield Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance High Yield Fund, Inc. (the "Fund"), including the portfolio of investments, as of August 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance High Yield Fund, Inc. at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

New York, New York
October 11, 2002


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 37

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

liquidity

The ability of an asset to be quickly converted into cash and without penalty.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

valuation

The process of determining the value of an asset or company.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
38 o ALLIANCE HIGH YIELD FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $412 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 37 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/02.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 39

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or College Bound fund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/ checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
40 o ALLIANCE HIGH YIELD FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Michael A. Snyder, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 41

----------------------
MANAGEMENT OF THE FUND
----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below:

                                                                                         PORTFOLIOS
                                                                                           IN FUND              OTHER
   NAME, AGE OF                                    PRINCIPAL                               COMPLEX          DIRECTORSHIPS
 DIRECTOR, ADDRESS                                OCCUPATION(S)                          OVERSEEN BY           HELD BY
(YEARS OF SERVICE*)                            DURING PAST 5 YEARS                         DIRECTOR           DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa, **, 57                President, Chief Operating Officer and a                 114              None
1345 Avenue of the Americas           Director of Alliance Capital Management
New York, NY 10105 (5)                Corporation ("ACMC") with which he has
                                      been associated since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block, #+, 71                    Formerly an Executive Vice President and                  93              None
P.O. Box 4623                         Chief Insurance Officer of The Equitable
Stamford, CT 06903                    Life Assurance Society of the United States;
(5)                                   Chairman and Chief Executive Officer
                                      of Evlico. Formerly a Director of Avon, BP
                                      Amoco Corporation, Ecolab, Inc., Tandem
                                      Financial Group and Donaldson, Lufkin &
                                      Jenrette Securities Corporation.

David H. Dievler, #+, 73              Independent Consultant. Until December                    98              None
P.O. Box 167                          1994, Senior Vice President of ACMC
Spring Lake, NJ 07762                 responsible for mutual fund administration.
(5)                                   Prior to joining ACMC in 1984, Chief
                                      Financial Officer of Eberstadt Asset
                                      Management since 1968. Prior to that,
                                      Senior Manager at Price Waterhouse & Co.,
                                      member of the American Institute of
                                      Certified Public Accountants since 1953.

John H. Dobkin, #+, 60                Consultant. Currently, President of the                   94              None
P.O. Box 12                           Board of Save Venice, Inc. (preservation
Annadale, NY 12504                    organization). Formerly a Senior Adviser
(5)                                   from June 1999-June 2000 and President
                                      (December 1989-May 1999) of Historic
                                      Hudson Valley (historic preservation).
                                      Previously, Director of the National
                                      Academy of Design and during 1988-92,
                                      Director and Chairman of the Audit
                                      Committee of ACMC.

William H. Foulk, Jr., #+, 70         Investment Adviser and Independent                       110              None
2 Soundview Drive                     Consultant. Formerly Senior Manager
Suite 100                             of Barrett Associates, Inc., a registered
Greenwich, CT 06830                   investment adviser, with which he had
(5)                                   been associated since prior to 1997.
                                      Former Deputy Comptroller of the State of
                                      New York and, prior thereto, Chief
                                      Investment Officer of the New York Bank
                                      for Savings.


--------------------------------------------------------------------------------
42 o ALLIANCE HIGH YIELD FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

                                                                                         PORTFOLIOS
                                                                                           IN FUND              OTHER
   NAME, AGE OF                                    PRINCIPAL                               COMPLEX          DIRECTORSHIPS
 DIRECTOR, ADDRESS                                OCCUPATION(S)                          OVERSEEN BY           HELD BY
(YEARS OF SERVICE*)                            DURING PAST 5 YEARS                         DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
Clifford L. Michel, #+ 63             Senior Counsel of the law firm of Cahill                  93           Placer Dome,
15 St. Bernard's Road                 Gordon & Reindel since February 2001                                   Inc. (mining).
Gladstone, NJ 07934                   and a partner of that firm for more than
(5)                                   25 years prior thereto. President and
                                      Chief Executive Officer and Director of
                                      Wenonah Development Company (investments).

Donald J. Robinson, #+, 68            Senior Counsel of the law firm of Orrick,                107              None
98 Hell's Peak Road                   Herrington & Sutcliffe LLP since January
Weston, VT 05161                      1997. Formerly a senior partner and a
(5)                                   member of the Executive Committee of that
                                      firm. He was also a member and Chairman of
                                      the Municipal Securities Rulemaking Board
                                      and a Trustee of the Museum of the City of
                                      New York.

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 43

----------------------
MANAGEMENT OF THE FUND
----------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.

                                   Position(s)                     Principal Occupation
Name, Address* and Age           Held with Fund                    During Past 5 Years
----------------------------------------------------------------------------------------------------
John D. Carifa, 57           Chairman & President            See biography on page 42.

Kathleen A. Corbet, 42       Senior Vice President           Executive Vice President of Alliance
                                                             Capital Management Corporation
                                                             ("ACMC")**, with which she has been
                                                             associated since prior to 1997.

Michael A. Snyder, 39        Vice President                  Senior Vice President of ACMC** since
                                                             May 2001. Previously, he was Managing
                                                             Director in the high yield asset
                                                             management group at both Donaldson,
                                                             Lufkin & Jenrette Corporation from
                                                             1998 to 2001, and Bear Stearns & Co.
                                                             from 1997 to 1998.

Edmund P. Bergan, Jr., 52    Secretary                       Senior Vice President and the General
                                                             Counsel of Alliance Fund Distributors,
                                                             Inc. ("AFD")** and Alliance Global
                                                             Investor Services Inc. ("AGIS")**,
                                                             with which he has been associated
                                                             since prior to 1997.

Mark D. Gersten, 52          Treasurer and Chief             Senior Vice President of AGIS** and a
                             Financial Officer               Vice President of AFD**, with which he
                                                             has been associated since prior to 1997.

Vincent S. Noto, 37          Controller                      Vice President of AGIS**, with which
                                                             he has been associated since prior to
                                                             1997.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, and AGIS are affiliates of the Fund.

      The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
44 o ALLIANCE HIGH YIELD FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 45

Alliance High Yield Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

HIYAR0802